Exhibit 99.2

BRISTOL-MYERS SQUIBB COMPANY

QUARTERLY TREND ANALYSIS OF SALES

($ in millions)

Net Sales	2011							2012							% Change		FX Impact
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD	Qtr vs. Qtr	YTD vs. YTD
Total	$5,011	$5,434	$10,445	$5,345	$15,790	$5,454	$21,244	$5,251							5%	5%	(1)%	(1)%
US	3,250	3,562	6,812	3,477	10,289	3,556	13,845	3,453							6%	6%	—	—
Europe	868	954	1,822	916	2,738	929	3,667	883							2%	2%	(4)%	(4)%
JPAC	449	462	911	464	1,375	487	1,862	413							(8)%	(8)%	1%	1%
Intercon	214	220	434	230	664	230	894	220							3%	3%	(3)%	(3)%
Emerging Markets	206	215	421	238	659	228	887	202							(2)%	(2)%	—	—
Other	24	21	45	20	65	24	89	80							*	*	—	—

% of Total Sales	2011							2012							Basis Point Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Total	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%							—	—
US	64.9%	65.5%	65.2%	65.1%	65.2%	65.2%	65.2%	65.8%							90	90
Europe	17.3%	17.6%	17.4%	17.1%	17.3%	17.0%	17.2%	16.8%							(50)	(50)
JPAC	9.0%	8.5%	8.7%	8.7%	8.7%	8.9%	8.8%	7.9%							(110)	(110)
Intercon	4.3%	4.0%	4.2%	4.3%	4.2%	4.2%	4.2%	4.2%							(10)	(10)
Emerging Markets	4.0%	4.0%	4.0%	4.4%	4.2%	4.2%	4.2%	3.8%							(20)	(20)
Other	0.5%	0.4%	0.5%	0.4%	0.4%	0.5%	0.4%	1.5%							100	100

*	in excess of +/- 100%

BRISTOL-MYERS SQUIBB COMPANY

SALES AND COMPOSITION OF CHANGE IN SALES

FOR THE PERIOD ENDED MARCH 31, 2012

($ in millions)

QUARTER-TO-DATE	Net Sales		Analysis of % Change
	2012	2011	Total Change	Volume	Price	Foreign Exchange
US	$3,453	$3,250	6%	(4)%	10%	—
Europe	883	868	2%	7%	(1)%	(4)%
JPAC	413	449	(8)%	(8)%	(1)%	1%
Intercon	220	214	3%	3%	3%	(3)%
Emerging Markets	202	206	(2)%	1%	(3)%	—
Other	80	24	*	N/A	N/A	—

Total	$5,251	$5,011	5%	(1)%	7%	(1)%

* in excess of +/- 100%

BRISTOL-MYERS SQUIBB COMPANY

EARNINGS FROM OPERATIONS

($ in millions, except per share amounts)

	2011							2012							% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Net Sales	$5,011	$5,434	$10,445	$5,345	$15,790	$5,454	$21,244	$5,251							5%	5%
Cost of products sold	1,343	1,481	2,824	1,407	4,231	1,367	5,598	1,303							(3)%	(3)%
Marketing, selling and administrative	928	1,040	1,968	1,019	2,987	1,216	4,203	1,002							8%	8%
Advertising and product promotion	214	253	467	205	672	285	957	194							(9)%	(9)%
Research and development	935	923	1,858	973	2,831	1,008	3,839	909							(3)%	(3)%
Provision for restructuring, net	44	40	84	8	92	24	116	22							(50)%	(50)%
Litigation expense/(recoveries)	—	—	—	—	—	—	—	(172)							—	—
Equity in net income of affiliates	(82)	(62)	(144)	(71)	(215)	(66)	(281)	(57)							(30)%	(30)%
Other (income)/expense, net	(138)	(31)	(169)	(26)	(195)	26	(169)	23							*	*

Total expenses	3,244	3,644	6,888	3,515	10,403	3,860	14,263	3,224							(1)%	(1)%

Earnings from Operations Before Income Taxes	$1,767	$1,790	$3,557	$1,830	$5,387	$1,594	$6,981	$2,027							15%	15%
Provision for income taxes	400	483	883	475	1,358	363	1,721	545							36%	36%

Net Earnings from Operations	$1,367	$1,307	$2,674	$1,355	$4,029	$1,231	$5,260	$1,482							8%	8%
Net Earnings Attributable to Noncontrolling Interest	381	405	786	386	1,172	379	1,551	381							—	—

Net Earnings from Operations Attributable to BMS	$986	$902	$1,888	$969	$2,857	$852	$3,709	$1,101							12%	12%

Earnings attributable to unvested restricted shares	(2)	(2)	(4)	(2)	(6)	(1)	(8)	(1)							(50)%	(50)%

Net Earnings used for Diluted EPS Calc	$984	$900	$1,884	$967	$2,851	$851	$3,701	$1,100							12%	12%

Diluted Earnings Attributable to BMS per Common Share**	$0.57	$0.52	$1.10	$0.56	$1.66	$0.50	$2.16	$0.64							12%	12%

Average Common Shares Outstanding - Diluted	1,714	1,722	1,718	1,715	1,717	1,712	1,717	1,706							—	—
Dividends declared per common share	$0.33	$0.33	$0.66	$0.33	$0.99	$0.34	$1.33	$0.34							3%	3%

% of Net Sales	2011							2012							Basis Point Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Gross Margin	73.2%	72.7%	73.0%	73.7%	73.2%	74.9%	73.6%	75.2%							200	200

Cost of products sold	26.8%	27.3%	27.0%	26.3%	26.8%	25.1%	26.4%	24.8%							(200)	(200)
Marketing, selling and administrative	18.5%	19.1%	18.8%	19.1%	18.9%	22.3%	19.8%	19.1%							60	60
Advertising and product promotion	4.3%	4.7%	4.5%	3.8%	4.3%	5.2%	4.5%	3.7%							(60)	(60)
Research and development	18.7%	17.0%	17.8%	18.2%	17.9%	18.5%	18.1%	17.3%							(140)	(140)
Total expenses	64.7%	67.1%	65.9%	65.8%	65.9%	70.8%	67.1%	61.4%							(330)	(330)

Earnings from Operations Before Income Taxes	35.3%	32.9%	34.1%	34.2%	34.1%	29.2%	32.9%	38.6%							330	330
Net Earnings from Operations Attributable to BMS	19.7%	16.6%	18.1%	18.1%	18.1%	15.6%	17.5%	21.0%							130	130

Other Ratios
Effective Tax Rate	22.6%	27.0%	24.8%	26.0%	25.2%	22.8%	24.7%	26.9%							430	430

Other (Income)/Expense, net	2011							2012							% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Interest expense	$31	$32	$63	$40	$103	$42	$145	$42							35%	35%
Investment income	(21)	(25)	(46)	(23)	(69)	(22)	(91)	(36)							71%	71%
Intangible asset impairment	—	—	—	—	—	—	—	38							—	—
Gain on sale of product lines, businesses and assets	(9)	(2)	(11)	(25)	(36)	(1)	(37)	—							(100)%	(100)%
Other income from alliance partners	(23)	(39)	(62)	(45)	(107)	(33)	(140)	(47)							*	*
Pension curtailments and settlements	(3)	—	(3)	2	(1)	11	10	—							(100)%	(100)%
Litigation charges/(recoveries)	(102)	(4)	(106)	1	(105)	80	(25)	—							(100)%	(100)%
Product liability charges	26	—	26	10	36	(5)	31	—							(100)%	(100)%
Other	(37)	7	(30)	14	(16)	(46)	(62)	26							*	*

	($138)	($31)	($169)	($26)	($195)	$26	($169)	23							*	*

*	in excess of +/- 100%
**	quarterly amounts may not add to the year-to-date totals due to rounding of individual calculations.

BRISTOL-MYERS SQUIBB COMPANY

RECONCILIATION OF GAAP AND NON-GAAP GROWTH DOLLARS AND PERCENTAGES EXCLUDING FOREIGN EXCHANGE IMPACT

FOR THE PERIOD ENDED MARCH 31, 2012

(Unaudited, amounts in millions except per share data)

QUARTER-TO-DATE
	2012	2011	Growth $	Growth %	Favorable / (Unfavorable) FX Impact $ *	2012 Excluding FX	Favorable / (Unfavorable) FX Impact % *	Growth % Excluding FX
Net sales	$5,251	$5,011	240	5%	(32)	$5,283	(1)%	6%

Gross profit	3,948	3,668	280	8%	N/A	N/A	N/A	N/A
Gross profit excluding specified items (a)	3,948	3,691	257	7%	N/A	N/A	N/A	N/A
Gross profit excluding specified items as a % of sales	75.2%	73.7%

Marketing, selling and administrative	1,002	928	74	8%	11	1,013	1%	9%
Marketing, selling and administrative excluding specified items (a)	994	924	70	8%	12	1,006	1%	9%

Advertising and product promotion	194	214	(20)	(9)%	2	196	1%	(8)%

SG&A excluding specified items as a % of sales	22.6%	22.7%

Research and development	909	935	(26)	(3)%	5	914	1%	(2)%
Research and development excluding specified items (a)	851	832	19	2%	5	856	1%	3%

Research and development excluding specified items as a % of sales	16.2%	16.6%

(a)	Refer to the Specified Items tab for detail of specified items.

*	Foreign exchange (FX) impact determined by the change in a line item’s current and prior period results at a common exchange rate and comparing this change to the actual reported change from the same period. This difference is determined to be the FX impact.

BRISTOL-MYERS SQUIBB COMPANY

RECONCILIATION OF GAAP AND NON-GAAP GROWTH DOLLARS AND PERCENTAGES EXCLUDING FOREIGN EXCHANGE IMPACT

FOR THE PERIOD ENDED MARCH 31, 2012

(Unaudited, amounts in millions except per share data)

QUARTER-TO-DATE
	2012	2011	Growth $	Growth %	Favorable / (Unfavorable) FX Impact $ **	2012 Excluding FX	Favorable / (Unfavorable) FX Impact % **	Growth % Excluding FX
Plavix	1,693	1,762	(69)	(4)%	1	1,692	—	(4)%
Avapro/Avalide	207	290	(83)	(29)%	(1)	208	—	(29)%
Abilify	621	624	(3)	—	(8)	629	(1)%	1%
Reyataz	358	366	(8)	(2)%	(6)	364	(1)%	(1)%
Sustiva Franchise	386	343	43	13%	(4)	390	(1)%	14%
Baraclude	325	275	50	18%	—	325	—	18%
Erbitux	179	165	14	8%	—	179	—	8%
Sprycel	231	172	59	34%	(3)	234	(2)%	36%
Yervoy	154	—	154	N/A	—	154	N/A	N/A
Orencia	254	199	55	28%	(2)	256	(1)%	29%
Nulojix	1	—	1	N/A	—	1	N/A	N/A
Onglyza/Kombiglyze	161	81	80	99%	(2)	163	(2)%	*

Mature Products and All Other	681	734	(53)	(7)%	(7)	688	(1)%	(6)%

Total	5,251	5,011	240	5%	(32)	5,283	(1)%	6%

*	In excess of +/- 100%
**	Foreign exchange (FX) impact determined by the change in a line item’s current and prior period results at a common exchange rate and comparing this change to the actual reported change from the same period. This difference is determined to be the FX impact.

BRISTOL-MYERS SQUIBB COMPANY

WORLDWIDE NET SALES FROM OPERATIONS BY PRODUCT

QUARTERLY SALES TREND ANALYSIS

($ in millions)

	2011							2012							% Change		FX Impact
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD	Qtr vs. Qtr	YTD vs. YTD
TOTAL	5,011	5,434	10,445	5,345	15,790	5,454	21,244	5,251							5%	5%	(1)%	(1)%
Key Products
Plavix	1,762	1,865	3,627	1,788	5,415	1,672	7,087	1,693							(4)%	(4)%	—	—
Avapro/Avalide	290	251	541	216	757	195	952	207							(29)%	(29)%	—	—
Abilify (a)	624	706	1,330	691	2,021	737	2,758	621							—	—	(1)%	(1)%
Reyataz	366	396	762	391	1,153	416	1,569	358							(2)%	(2)%	(1)%	(1)%
Sustiva Franchise (b)	343	371	714	359	1,073	412	1,485	386							13%	13%	(1)%	(1)%
Baraclude	275	292	567	311	878	318	1,196	325							18%	18%	—	—
Erbitux	165	173	338	172	510	181	691	179							8%	8%	—	—
Sprycel	172	193	365	211	576	227	803	231							34%	34%	(2)%	(2)%
Yervoy	—	95	95	121	216	144	360	154							N/A	N/A	N/A	N/A
Orencia (c)	199	228	427	233	660	257	917	254							28%	28%	(1)%	(1)%
Nulojix	—	2	2	—	2	1	3	1							N/A	N/A	N/A	N/A
Onglyza/Kombiglyze (d)	81	112	193	127	320	153	473	161							99%	99%	(2)%	(2)%

Mature Products and All Other (e)	734	750	1,484	725	2,209	741	2,950	681							(7)%	(7)%	(1)%	(1)%

	2011							2012							% Change		FX Impact
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD	Qtr vs. Qtr	YTD vs. YTD
Net Sales by Therapeutic Area:
Cardiovascular	2,162	2,236	4,398	2,114	6,512	1,972	8,484	1,991							(8)%	(8)%	—	—
Virology	997	1,075	2,072	1,080	3,152	1,158	4,310	1,077							8%	8%	(1)%	(1)%
Oncology	466	591	1,057	629	1,686	684	2,370	679							46%	46%	—	—
Neuroscience	631	714	1,345	698	2,043	742	2,785	627							(1)%	(1)%	(2)%	(2)%
Immunoscience	199	230	429	233	662	258	920	255							28%	28%	(1)%	(1)%
Metabolics	107	139	246	158	404	181	585	194							81%	81%	(1)%	(1)%
Other Therapeutic Areas	449	449	898	433	1,331	459	1,790	428							(5)%	(5)%	(3)%	(3)%

*	In excess of +/- 100%
(a)	Includes alliance revenue from the co-promotional agreement with Otsuka Pharmaceutical Co., Ltd.
(b)	The Sustiva Franchise includes sales of Sustiva and revenue of bulk efavirenz included in the combination therapy, Atripla.
(c)	Orencia SubQ was launched in Q4 2011. Includes SubQ sales of $15M in 2011 and $31M for the three months ended March 31, 2012.
(d)	Includes Kombiglyze sales of $4M and $36M for the three months ended March 31, 2011 and 2012 respectively.
(e)	Represents all other products, including those which have lost their exclusivity in major markets, over the counter brands and royalty-related revenue.

BRISTOL-MYERS SQUIBB COMPANY

DOMESTIC NET SALES FROM OPERATIONS BY PRODUCT

QUARTERLY SALES TREND ANALYSIS

($ in millions)

	2011							2012							% Change		% Change in U.S. Total Prescription**
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD	Qtr vs. Qtr	YTD vs. YTD
TOTAL	3,250	3,562	6,812	3,477	10,289	3,556	13,845	3,453							6%	6%
Key Products
Plavix	1,641	1,747	3,388	1,672	5,060	1,562	6,622	1,630							(1)%	(1)%	(6)%	(6)%
Avapro/Avalide	160	133	293	121	414	107	521	100							(38)%	(38)%	(33)%	(33)%
Abilify (a)	460	517	977	505	1,482	555	2,037	440							(4)%	(4)%	4%	4%
Reyataz	181	189	370	184	554	206	760	187							3%	3%	—	—
Sustiva Franchise (b)	215	228	443	222	665	275	940	251							17%	17%	2%	2%
Baraclude	48	51	99	51	150	57	207	55							15%	15%	11%	11%
Erbitux	162	167	329	168	497	175	672	173							7%	7%	N/A	N/A
Sprycel	61	68	129	78	207	87	294	93							52%	52%	45%	45%
Yervoy	—	95	95	109	204	118	322	117							N/A	N/A	N/A	N/A
Orencia(c)	138	152	290	154	444	171	615	169							22%	22%	N/A	N/A
Nulojix	—	2	2	—	2	1	3	1							N/A	N/A	N/A	N/A
Onglyza/Kombiglyze (d)	57	80	137	91	228	111	339	118							*	*	78%	78%

Mature Products and All Other (e)	127	133	260	122	382	131	513	119							(6)%	(6)%

	2011							2012							% Change
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD
Net Sales by Therapeutic Area:
Cardiovascular	1,832	1,919	3,751	1,826	5,577	1,701	7,278	1,757							(4)%	(4)%
Virology	446	470	916	457	1,373	540	1,913	494							11%	11%
Oncology	249	356	605	377	982	409	1,391	407							63%	63%
Neuroscience	460	518	978	506	1,484	554	2,038	440							(4)%	(4)%
Immunoscience	138	154	292	154	446	171	617	170							23%	23%
Metabolics	64	84	148	98	246	116	362	123							92%	92%
Other Therapeutic Areas	61	61	122	59	181	65	246	62							2%	2%

*	In excess of +/- 100%
**	The estimated U.S. prescription change data provided throughout this report includes information only from the retail and mail order channels and does not reflect product demand within other channels such as hospitals, home health care, clinics, federal facilities including Veterans Administration hospitals, and long-term care, among others. The data is provided by Wolters Kluwer Health (WK), except for SPRYCEL, and based on the Source Prescription Audit. As of December 31, 2011, SPRYCEL demand is based upon information from the Next-Generation Prescription Service (NGPS) version 2.0 of the National Prescription Audit provided by the IMS Health (IMS). The data is a product of each respective service providers’ own recordkeeping and projection processes and therefore subject to the inherent limitations of estimates based on sampling and may include a margin of error.
(a)	Includes alliance revenue from the co-promotional agreement with Otsuka Pharmaceutical Co., Ltd. The following table provides a reconciliation of the impact for extending the term of the commercialization and manufacturing agreement.

	2012	2011	% Change
	1st Qtr	1st Qtr	Qtr vs. Qtr
Abilify Net Sales As Reported	440	460	(4)%
Contractual share change from 53.5% to 51.5%	17	—	N/A

Abilify Net Sales—Adjusted	457	460	(1)%

(b)	The Sustiva Franchise includes sales of Sustiva, as well as revenue of bulk efavirenz included in the combination therapy, Atripla. The change in U.S. total prescriptions growth for the Sustiva Franchise includes both branded Sustiva and Atripla prescription units.
(c)	Orencia SubQ was launched in Q4 2011. Includes SubQ sales of $15M in 2011 and $31M for the three months ended March 31, 2012.
(d)	Includes Kombiglyze sales of $4M and $35M for the three months ended March 31, 2011 and 2012 respectively.
(e)	Represents all other products sold in the U.S., including those which have lost their exclusivity in major markets.

BRISTOL-MYERS SQUIBB COMPANY

INTERNATIONAL NET SALES FROM OPERATIONS BY PRODUCT

QUARTERLY SALES TREND ANALYSIS

($ in millions)

	2011							2012							% Change		FX Impact
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD	Qtr vs. Qtr	YTD vs. YTD
TOTAL	1,761	1,872	3,633	1,868	5,501	1,898	7,399	1,798							2%	2%	(2)%	(2)%
Key Products
Plavix	121	118	239	116	355	110	465	63							(48)%	(48)%	(1)%	(1)%
Avapro/Avalide	130	118	248	95	343	88	431	107							(18)%	(18)%	—	—
Abilify (a)	164	189	353	186	539	182	721	181							10%	10%	(5)%	(5)%
Reyataz	185	207	392	207	599	210	809	171							(8)%	(8)%	(4)%	(4)%
Sustiva Franchise (b)	128	143	271	137	408	137	545	135							5%	5%	(4)%	(4)%
Baraclude	227	241	468	260	728	261	989	270							19%	19%	—	—
Erbitux	3	6	9	4	13	6	19	6							100%	100%	(1)%	(1)%
Sprycel	111	125	236	133	369	140	509	138							24%	24%	(3)%	(3)%
Yervoy	—	—	—	12	12	26	38	37							N/A	N/A	N/A	N/A
Orencia	61	76	137	79	216	86	302	85							39%	39%	(2)%	(2)%
Onglyza/Kombiglyze	24	32	56	36	92	42	134	43							79%	79%	(7)%	(7)%

Mature Products and All Other (c)	607	617	1,224	603	1,827	610	2,437	562							(7)%	(7)%	(1)%	(1)%

	2011							2012							% Change		FX Impact
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	Qtr vs. Qtr	YTD vs. YTD	Qtr vs. Qtr	YTD vs. YTD
Net Sales by Therapeutic Area:
Cardiovascular	330	317	647	288	935	271	1,206	234							(29)%	(29)%	(1)%	(1)%
Virology	551	605	1,156	623	1,779	618	2,397	583							6%	6%	(2)%	(2)%
Oncology	217	235	452	252	704	275	979	272							25%	25%	(2)%	(2)%
Neuroscience	171	196	367	192	559	188	747	187							9%	9%	(5)%	(5)%
Immunoscience	61	76	137	79	216	87	303	85							39%	39%	(2)%	(2)%
Metabolics	43	55	98	60	158	65	223	71							65%	65%	(2)%	(2)%
Other Therapeutic Areas	388	388	776	374	1,150	394	1,544	366							(6)%	(6)%	(1)%	(1)%

*	In excess of +/- 100%
(a)	Includes alliance revenue from the co-promotional agreement with Otsuka Pharmaceutical Co., Ltd.
(b)	The Sustiva Franchise includes sales of Sustiva and revenue of bulk efavirenz included in the combination therapy, Atripla.
(c)	Represents all other products, including those which have lost their exclusivity in major markets, over the counter brands and royalty-related revenue.

BRISTOL-MYERS SQUIBB COMPANY

RECONCILIATION OF CERTAIN NON-GAAP LINE ITEMS TO CERTAIN GAAP LINE ITEMS

(Unaudited, amounts in millions except per share data)

	2011							2012
	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year
Gross Profit	$3,668	$3,953	$7,621	$3,938	$11,559	$4,087	$15,646	$3,948
Specified items (a)	23	18	41	19	60	15	75	—
Gross profit excluding specified items	3,691	3,971	7,662	3,957	11,619	4,102	15,721	3,948

Marketing, selling and administrative	928	1,040	1,968	1,019	2,987	1,216	4,203	1,002
Specified items (a)	(4)	(10)	(14)	(5)	(19)	(10)	(29)	(8)
Marketing, selling and administrative excluding specified items	924	1,030	1,954	1,014	2,968	1,206	4,174	994

Research and development	935	923	1,858	973	2,831	1,008	3,839	909
Specified items (a)	(103)	(50)	(153)	(82)	(235)	—	(235)	(58)
Research and development excluding specified items	832	873	1,705	891	2,596	1,008	3,604	851

Other (income)/expense	(138)	(31)	(169)	(26)	(195)	26	(169)	23
Specified items (a)	76	—	76	2	78	(68)	10	(69)
Other (income)/expense excluding specified items	(62)	(31)	(93)	(24)	(117)	(42)	(159)	(46)

Effective Tax Rate	22.6%	27.0%	24.8%	26.0%	25.2%	22.8%	24.7%	26.9%
Specified items (a)	3.4%	0.9%	2.1%	0.4%	1.5%	2.1%	1.6%	(0.2)%
Effective Tax Rate excluding specified items	26.0%	27.9%	26.9%	26.4%	26.7%	24.9%	26.3%	26.7%

(a)	Refer to the Specified Items tab for detail of specified items.

BRISTOL-MYERS SQUIBB COMPANY

SPECIFIED ITEMS

($ in millions)

	2011							2012
Dollars in Millions	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year	1st Qtr	2nd Qtr	6 Months	3rd Qtr	9 Months	4th Qtr	Year
Cost of products sold*	$23	$18	$41	$19	$60	$15	$75	—

Marketing, selling and administrative**	4	10	14	5	19	10	29	8

Upfront, milestone and other licensing payments	88	50	138	69	207	—	207	—
IPRD impairment	15	—	15	13	28	—	28	58

Research and development	103	50	153	82	235	—	235	58

Provision for restructuring	44	40	84	8	92	24	116	22

Litigation expense/(recoveries)	—	—	—	—	—	—	—	(172)

Gain on sale of product lines, businesses and assets	—	—	—	(12)	(12)	—	(12)	—
Pension curtailments and settlements	—	—	—	—	—	13	13	—
Acquisition related items	—	—	—	—	—	—	—	12
Litigation charges/(recoveries)	(102)	—	(102)	—	(102)	80	(22)	—
Product liability charges	26	—	26	10	36	(5)	31	—
Intangible asset impairment	—	—	—	—	—	—	—	38
Loss on debt repurchase	—	—	—	—	—	—	—	19
Upfront, milestone and other licensing receipts	—	—	—	—	—	(20)	(20)	—

Other (income)/expense	(76)	—	(76)	(2)	(78)	68	(10)	69

Increase/(Decrease) to pretax income	98	118	216	112	328	117	445	(15)

Income tax on items above	(28)	(34)	(62)	(37)	(99)	(37)	(136)	8
Specified tax (benefit)/charge***	(56)	(15)	(71)	—	(71)	(26)	(97)	—

Income taxes	(84)	(49)	(133)	(37)	(170)	(63)	(233)	8

Increase/(Decrease) to net earnings	$14	$69	$83	$75	$158	$54	$212	($7)

*	Specified items in cost of products sold include accelerated depreciation, asset impairment and other shutdown costs.
**	Specified items in marketing, selling and administrative include process standardization implementation costs.
***	The 2011 specified tax benefit relates to releases of tax reserves that were specified in prior periods.

BRISTOL-MYERS SQUIBB COMPANY

SELECTED BALANCE SHEET INFORMATION

($ in millions)

	March 31, 2011	June 30, 2011	September 30, 2011	December 31, 2011	March 31, 2012	June 30, 2012	September 30, 2012	December 31, 2012
Cash and cash equivalents	$3,405	$3,665	$4,471	$5,776	$2,307
Marketable securities—current	3,388	4,005	3,722	2,957	2,722
Marketable securities—long term	3,065	2,734	2,819	2,909	3,585

Cash, cash equivalents and marketable securities	9,858	10,404	11,012	11,642	8,614
Short-term borrowings	135	187	182	115	145
Long-term debt	5,276	5,332	5,437	5,376	5,270

Net cash position	$4,447	$4,885	$5,393	$6,151	$3,199

BRISTOL-MYERS SQUIBB COMPANY

2012 FULL YEAR PROJECTED DILUTED EPS FROM OPERATIONS

EXCLUDING PROJECTED SPECIFIED ITEMS

Full Year 2012
Projected Diluted Earnings Attributable to Shareholders per Common Share—GAAP	$1.90 to $2.00
Projected Specified Items:

Downsizing and streamlining of worldwide operations	0.05
Upfront, milestone and other	0.02
Impairment charges	0.04
Litigation recoveries	(0.07)
Total	0.04

Projected Diluted Earnings Attributable to Shareholders per Common Share—Non-GAAP	$1.90 to $2.00

Gross margin as a percentage of sales on a GAAP and non-GAAP basis for the three months ended March 31, 2012 was 75.2%. On a non-GAAP basis, the Company projects gross margin as a percentage of sales for the full year 2012 to remain consistent with last year. There is no reasonably accessible or reliable comparable GAAP measure for this forward-looking information on gross margin. See “—Reconciliation of GAAP and Non-GAAP Growth Dollars and Percentages Excluding Foreign Exchange Impact”.

Research and development expenses on a GAAP basis for the three months ended March 31, 2012 were $909 million, which included specified items of $58 million. On a Non-GAAP basis, for the three months ended March 31, 2012 research and development expenses were $851 million. On a Non-GAAP basis, the Company projects research and development expense for the full year 2012 to increase in the low single digit range compared to 2011. It is estimated that 30% to 40% of the research and development expenses in 2012 will be incurred on late-stage development programs. There is no reasonably accessible or reliable comparable GAAP measure for this forward-looking information on research and development. See “—Reconciliation of Certain Non-GAAP Line Items to Certain GAAP Line Items”.

Marketing, selling and administrative expenses, on a GAAP basis for the three months ended March 31, 2012 were $1 billion, which included specified items of $8 million. On a Non-GAAP basis, for the three months ended March 31, 2012 marketing, selling and administrative expenses were $994 million. On a Non-GAAP basis, the Company projects marketing, selling and administrative expenses for the full year 2012 to decrease in the mid-single digit range compared to 2011. There is no reasonably accessible or reliable comparable GAAP measure for this forward-looking information on marketing, selling and administrative expense. See “—Reconciliation of Certain Non-GAAP Line Items to Certain GAAP Line Items”.

The effective tax rate on a GAAP basis for the three months ended March 31, 2012 was 26.9%, which included specified items of $8 million in the tax provision, and had a (0.2)% impact on the effective tax rate in aggregate. On a Non-GAAP basis, for the three months ended March 31, 2012 the effective tax rate was 26.7%. On a Non-GAAP basis, the Company projects an annual effective tax rate of between 25% and 26%, which assumes the extension of the R&D tax credit for the full year 2012. There is no reasonably accessible or reliable comparable GAAP measure for this forward-looking information on the tax rate. See “—Reconciliation of Certain Non-GAAP Line Items to Certain GAAP Line Items”.

The GAAP financial results for the full year 2012 will include specified items that may occur and impact results, including expected charges associated with downsizing and streamlining worldwide operations, impairment charges, milestone payments and recoveries relating to significant legal proceedings. The GAAP financial results for the full year 2012 could also include other specified items that have not yet been identified and quantified, including any gains or losses from acquisitions or divestitures, additional upfront, milestone and other licensing payments, charges for in-process research and development and licensed asset impairments, charges and recoveries relating to significant legal proceedings, restructuring activities and significant tax events. For a fuller discussion of certain litigation and other matters that could impact full year GAAP results, as well as the use of Non-GAAP financial information, see Bristol-Myers Squibb Company Reports Financial Results For The First Quarter of 2012, April 26, 2012 including “2012 Guidance” and “Use of Non-GAAP Financial Information” therein.